UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2002

                       AMERICAN WATER WORKS COMPANY, INC.
               ---------------------------------------------------
               (Exact name of registrant specified in its charter)

         Delaware                   0001-03437                51-0063696
----------------------------       -----------             ------------------
(State or other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)

 1025 Laurel Oak Road, P.O. Box 1770 Voorhees, NJ                08043
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    (Address of principal executive offices)                   (Zip Code)

                  Registrant's telephone number: (856) 346-8200

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ITEM 5.  OTHER EVENTS.

         On January 17, 2002, American Water Works Company, Inc. ("American Water Works") issued a press release announcing that at a special meeting of its stockholders held today, its stockholders voted overwhelmingly to approve American Water Works' September 16, 2001 agreement and plan of merger pursuant to which American Water Works will merge with a subsidiary of RWE AG. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits.

         The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.       DESCRIPTION

99.1 Press Release, dated as of January 17, 2002, of American Water Works Company, Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN WATER WORKS COMPANY, INC.


                                     By: /s/ W. Timothy Pohl
                                         --------------------------------
                                         Name:  W. Timothy Pohl
                                         Title: General Counsel and Secretary


Date:  January 17, 2002

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                                  EXHIBIT INDEX

Exhibit No.      Description

99.1 Press Release, dated as of January 17, 2002, of American Water Works Company, Inc.